Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Science and Technology Fund

(the “Fund”)

Supplement dated August 17, 2022, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

At a meeting held on August 2-3, 2022 ( the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved an amendment to the investment subadvisory agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Fund. Under the Amendment, effective October 1, 2022, the subadvisory fee payable to T. Rowe Price with respect to the Fund is as follows:

0.600% on the first $50 million

0.575% on the next $50 million

0.550% reset on all assets at $100 million

0.525% reset on all assets at $200 million

0.500% reset on all assets at $500 million

0.500% on the next $500 million

0.475% on assets over $1 billion

T. Rowe Price will provide a transitional credit to eliminate any discontinuity between the tiered 0.575% fee and flat 0.550% fee once assets exceed $100 million, between the flat 0.550% fee and flat 0.525% fee once assets exceed $200 million, and between the flat 0.525% fee and 0.500% fee once assets exceed $500 million. The credit will apply at an Aggregate Asset range between approximately $93.4 million and $100 million, $190.9 million and $200 million, and $476.1 million and $500 million.

To accommodate circumstances where Aggregate Assets either approach or fall beneath $100 million and to prevent a decline in Aggregate Assets from causing an increase in the absolute dollar fee, the Subadviser will provide a transitional credit to cushion the impact of reverting to the original fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until Aggregate Assets either (a) exceed $100 million, when the 0.550% flat fee would be triggered, or (b) fall below a threshold of approximately $93.4 million, where the 0.575% tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the 0.575% tiered fee schedule and the flat 0.55% fee schedule by the difference between the current portfolio size for billing purposes and the $93.4 million threshold, divided by the difference between $100 million and the $93.4 million threshold. The credit would approach $37,500 annually when Aggregate Assets were close to $100 million and fall to zero at approximately $93.4 million.

To accommodate circumstances where Aggregate Assets either approach or fall beneath $200 million and to prevent a decline in Aggregate Assets from causing an increase in the absolute dollar fee, T. Rowe Price will provide a transitional credit to cushion the impact of reverting to the original fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until Aggregate Assets either (a) exceed $200 million, when the 0.525% flat fee would be triggered, or (b) fall below a threshold of approximately $190.9 million, where the 0.550% flat fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the 0.550% flat fee schedule and the flat 0.525% fee schedule by the difference between the current portfolio size for billing purposes and the $190.9 million threshold, divided by the difference between $200 million and the $190.9 million threshold. The credit would approach $50,000 annually when Aggregate Assets were close to $200 million and fall to zero at approximately $190.9 million.

To accommodate circumstances where Aggregate Assets either approach or fall beneath $500 million and to prevent a decline in Aggregate Assets from causing an increase in the absolute dollar fee, the Subadviser will provide a transitional credit to cushion the impact of reverting to the original fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until Aggregate Assets either (a) exceed $500 million, when the 0.500% flat fee would be triggered, or (b) fall below a threshold of approximately $476.1 million, where the 0.525% flat fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the 0.525% flat fee schedule and the flat 0.500% fee schedule by the difference between the current portfolio size for billing purposes and the $476.1 million threshold, divided by the difference between $500 million and the $476.1 million threshold. The credit would approach $125,000 annually when Aggregate Assets were close to $500 million and fall to zero at approximately $476.1 million.

At the Meeting, the Board also approved an Amended and Restated Advisory Fee Waiver Agreement with respect to the Fund. Pursuant to the Amended and Restated Advisory Fee Waiver Agreement, effective October 1, 2022, VALIC has agreed, until September 30, 2023, to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.86% on the first $500 million of the Fund’s average daily net assets and 0.81% on average daily net assets over $500 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.